INVESTOR PRESENTATION NOVEMBER 2012 Exhibit 99.2

Forward Looking-Statements
This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical facts, included in this presentation that address activities, events or developments that the Company expects, believes or anticipates will or may occur in the future are forward-looking statements. Without limiting the generality of the foregoing, forward-looking statements contained in this presentation specifically include the expectations of management regarding plans, strategies, objectives, anticipated financial and operating results of the Company, including as to the Company’s Wolffork shale resource play, estimated resource potential and recoverability of the oil and gas, estimated reserves and drilling locations, capital expenditures, typical well results, and well profiles, type curve, and production and operating expenses guidance included in the presentation. These statements are based on certain assumptions made by the Company based on management's experience and technical analyses, current conditions, anticipated future developments and other factors believed to be appropriate and believed to be reasonable by management. When used in this presentation, the words “will,” “potential,” “believe,” “intend,” “expect,” “may,” “should,” “anticipate,” “could,” “estimate,” “plan,” “predict,” “project,”
“target,” “profile,” “model” or their negatives, other similar expressions or the statements that include those words, are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Such statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company, which may cause actual results to differ materially from those implied or expressed by the forward-looking statements. In particular, careful consideration should be given to the cautionary statements and risk factors described in the
Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. Any forward-looking statement speaks only as of the date on which such statement is made and the Company undertakes no obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law.

Cautionary Statements Regarding Oil & Gas Quantities
The Securities and Exchange Commission (“SEC”) permits oil and gas companies, in their filings with the SEC, to disclose only proved, probable and possible reserves that meet the SEC’s definitions for such terms, and price and cost sensitivities for such reserves, and prohibits disclosure of resources that do not constitute such reserves. The Company uses the terms “estimated ultimate recovery” or “EUR,”
reserve or resource “potential,” and other descriptions of volumes of reserves potentially recoverable through additional drilling or recovery techniques that the SEC’s rules may prohibit the Company from including in filings with the SEC. These estimates are by their nature more speculative than estimates of proved, probable and possible reserves and accordingly are subject to substantially greater risk of being actually realized by the Company.
EUR estimates, potential drilling locations and resource potential estimates have not been risked by the Company. Actual locations drilled and quantities that may be ultimately recovered from the Company’s interest may differ substantially from the Company’s estimates. There is no commitment by the Company to drill all of the drilling locations that have been attributed these quantities. Factors affecting ultimate recovery include the scope of the Company’s ongoing drilling program, which will be directly affected by the availability of capital, drilling and production costs, availability of drilling and completion services and equipment, drilling results, lease expirations, regulatory approval and actual drilling results, as well as geological and mechanical factors Estimates of unproved reserves, type/decline curves, per well EUR and resource potential may change significantly as development of the Company’s oil and gas assets provides additional data.
Type/decline curves, estimated EURs, resource potential, recovery factors and well costs represent Company estimates based on evaluation of petrophysical analysis, core data and well logs, well performance from limited drilling and recompletion results and seismic data, and have not been reviewed by independent engineers. These are presented as hypothetical recoveries if assumptions and estimates regarding recoverable hydrocarbons, recovery factors and costs prove correct. The Company has very limited production experience with these projects, and accordingly, such estimates may change significantly as results from more wells are evaluated. Estimates of resource potential and EURs do not constitute reserves, but constitute estimates of contingent resources which the SEC has determined are too speculative to include in SEC filings. Unless otherwise noted, IRR estimates are before taxes and assume NYMEX forward-curve oil and gas pricing and Company-generated EUR and decline curve estimates based on Company drilling and completion cost estimates that do not include land, seismic or G&A costs.

WOLFCAMP OIL SHALE RESOURCE PLAY
PANGEA WEST
SCHLEICHER CO.
PROJECT PANGEA
CROCKETT CO.

APPROACH RESOURCES

Notes: Proved reserves and acreage as of 6/30/2012 and 9/30/2012, respectively. All Boe and Mcfe calculations are based on a 6 to 1 conversion ratio. Enterprise value is equal to market capitalization using the closing share price of $25.83 per share on 11/1/2012, plus net debt as of 9/30/2012.
Company Overview
• Enterprise value $1.2 BN
• High quality reserve base
• Permian core operating area
167,000 gross (148,000 net) acres
500+ MMBoe gross, unrisked resource
potential
2,900+ drilling and recompletion opportunities
• Oil-driven growth in 3Q 2012
3Q’12 Production 8.1 MBoe/d, 65% oil & NGLs
3Q’12 Revenue mix 65% oil, 22% NGLs and
13% natural gas

AREX OVERVIEW ASSET OVERVIEW
83.7 MMBoe proved reserves, 37% PD
99% Permian Basin

Oil-Focused,
Pure-Play
• Transitioning Wolfcamp B to development mode and preparing for full-scale exploitation
• Pilot program evaluating additional Wolfcamp zones (A and C benches)
• Adding 3 horizontal rig in January 2013
• Concentrated geographic footprint in the southern Midland Basin
• 148,000 net, primarily contiguous acres, 100% operated
• 64% of proved reserves are oil and NGLs
Track Record of
Growth at Low
Costs
Accelerating
Horizontal
Wolfcamp
Development
• Reserve and production CAGR since 2004 of 33% and 37%, respectively
• Low-cost operator with best-in-class F&D and low lifting costs
• $280 MM borrowing base
• $222.9 MM liquidity at 9/30/12
Strong Balance
Sheet
Multi-Year
Drilling Inventory
and Significant
Resource
Potential
• 2,900+ identified drilling and recompletion locations
• 500+ MMBoe of gross, unrisked resource potential
• Rigorous pilot program has de-risked ~100,000 gross acres
• Additional upside potential from tighter well spacing and multi-zone development
Key Investor Highlights

STRENGTHS HIGHLIGHTS
Note: See liquidity calculation in appendix.
rd

90
80
70
60
50
40
30
20
10
0
CAGR: 33%
2004
2005
2006
2007
2008
2009
2010
2011
MY'12
Natural Gas (MMBoe)
Oil & NGLs (MMbbls)

8.0
7.0
6.0
5.0
4.0
3.0
2.0
1.0
0.0
CAGR: 37%
2004
2005
2006
2007
2008
2009
2010
2011
MY'12
Natural Gas (MBoe/d)
Oil & NGLs (Mbbls/d)

APPROACH RESOURCES

Track Record of Reserve and Production Growth
• MY’12 reserves up 25% YoY and 9% over YE’11
Oil reserves up 30% to 23.5 MMbbls
• Wolfcamp Shale key contributor to reserve growth
500+ MMBoe gross, unrisked resource potential

RESERVE GROWTH PRODUCTION GROWTH
• 2011 production increased 50% YoY
• Targeting 20% to 24% production growth in 2012
• Strong liquids production growth
2012E production 65% liquids

500
1,825
190
440
2,955
Horizontal Wolfcamp
Vertical Wolffork
Vertical Wolffork Recompletion
Vertical Canyon Wolffork
Total Gross Locations

APPROACH RESOURCES

Extensive Inventory of Future Drilling Locations 6 POTENTIAL DRILLING LOCATIONS Gross Resource Potential (MMBoe): 225 200+ 17+ 85 500+ 500+ MMBoe Total Gross Resource Potential

3-D Seismic
Acreage
Infrastructure & Equipment
Horizontal Wolfcamp
1%
3%
15%
55%
26%
Vertical Wolffork & Recompletions

Acreage, Infrastructure & Equipment
Vertical Wolffork & Recompletions
Horizontal Wolfcamp
2%
10%
88%

APPROACH RESOURCES

2012 & 2013 Capital Programs

• Horizontal Wolfcamp
2 horizontal rigs
Beginning development program of B zone
Testing A & C zones
• Vertical Clearfork & Wolfcamp
2012 PROGRAM OVERVIEW
2012 Capital Program $295 MM
• Horizontal Wolfcamp
3 horizontal rigs to drill 35 to 40 wells
• Vertical Clearfork & Wolfcamp
2013 PROGRAM OVERVIEW
2013 Capital Program $260 MM
1 vertical rig and recompletion program
1 vertical rig to drill 12 wells
Recompletion program

Infrastructure & Equipment Projects

• Safely and securely transport water across Project Pangea and Pangea West
• Reduce time and money spent on water hauling and disposal and truck traffic
• Expected savings from water transfer equipment ~$0.1 MM/HZ well
• Expected savings from SWD system ~$0.45 MM/HZ well
• Expected company-wide LOE savings ±$0.4 MM per month
• Replace rental equipment and contractors with Company-owned and operated equipment and personnel; reduce money spent on flowback operations
• Expected savings from flowback equipment ~$0.1 MM/HZ well
• Expected LOE savings from gas lift system $6,300/HZ per month
• Facilitate large-scale field development
• Reduce fresh water use and water costs
• Expected savings from non-potable water source ~$0.45 MM/HZ well
• Efficiently transport crude oil to market and reduce inventory
• Reduce oil transportation differential to an estimated $2.50/Bbl – $4.00/Bbl
Purchasing and installing water
transfer equipment
Drilling and/or converting SWD
wells
Purchasing and installing flowback
equipment
Securing water supply
Testing non-potable water and
recycling flowback water
Installing crude takeaway lines
Purchased oil hauling trucks
PROJECTS
BENEFITS
Infrastructure and equipment projects are key to large-scale field development and to reducing D&C costs as well as LOE cost

REAGAN
IRION
UPTON
3.5 miles
PW - DCP Tap
WTG Gas Line to Benedum
2 miles
BLK 54 - DCP Tap
3.1 miles
BLK 45 - DCP Tap
0.5 mile
Baker - DCP Tap
5.5 miles
CT - DCP Tap
DCP Gas Line
DCP Gas Line
CROCKETT
SCHLEICHER
SUTTON
DCP Processing Plants

APPROACH RESOURCES

Infrastructure Projects – Gathering Lines & Facilities

Existing Line
New Line
• Building new gathering lines
• New lines to transport AREX gas to DCP Gas Line
• Market gas/NGLs to DCP
• Improved economics
• Increased capacity

DVN
REAGAN
PXD
Apache
IRION
UPTON
COP
AREX
Pangea West
EL PASO
EOG
HK
AREX
FST
CROCKETT
Pangea
AREX
AREX
SCHLEICHER
SUTTON
HIGHMOUNT

EOG Resources

PIONEER NATURAL RESOURCES

devon

Approach Resources Inc.

ConocoPhillips

LAREDO PETROLEUM, INC.

bhpbilliton

elpaso

APPROACH RESOURCES

AREX Wolfcamp Oil Shale Resource Play

Large, primarily contiguous acreage position
Liquids-rich, multiple pay zones
167,000 gross (148,000 net) acres
Low acreage cost ~$500 per acre
2,900+ drilling and recompletion opportunities
Transitioning Wolfcamp B to development
mode
Testing Wolfcamp A and C
Testing tighter well spacing
Preparing field for large-scale development
Broad industry participation de-risking play
ACTIVE PARTICIPANTS IN THE PLAY
500+ MMBoe gross, unrisked resource
potential
Early-stage play development

Winkler
Ector
Midland Basin
Midland
Sterling
Coke
Upton
Reagan
Eastern Shelf
Delaware Basin
Ward
Crane
Irion
Tom Green
Central Basin Platform
Pecos
Schleicher
Crockett
Sutton
Val Verde Basin
Marathon
Thrust
Belt
Ouachita
Wolfcamp Oil Shale Resource Play

APPROACH RESOURCES

AREX Wolfcamp Play Favorably Located in the S. Midland Basin 11

UNIVERSITY 9-15 -1
Pangea West 5701
University 40-1302H
University 45 A 1401
Baker A 112
University 56-6 1
devon
Approach
eogresources
Approach
Approach
Approach
~20 miles
~17 miles
~9 miles
~7 miles
~14 miles
Wolfcamp A
Wolfcamp B
Wolfcamp C

APPROACH RESOURCES

12 Wolfcamp Oil Shale Play – Widespread, Thick, Consistent & Repeatable

Horizontal Wolfcamp Targets

SYSTEM
STRATIGRAPHIC
UNIT
Permian
Clearfork/Spraberry
Dean
Wolfcamp
Pennsylvanian
Canyon
Strawn
Mississippian
Devonian
Silurian
Ordovician Ellenburger
WOLFCAMP A
WOLFCAMP B
WOLFCAMP C
WOLFCAMP D
Pilot
Transitioning to
Development
Pilot – Recent
Results
Encouraging
Under Evaluation
POTENTIAL HORIZONTAL
WOLFCAMP TARGETS

Winkler
Ector
Midland Basin
Glasscock
Sterling
Coke
77% Oil (2 wells)
Upton
Reagan
Eastern Shelf
Delaware Basin
Ward
Crane
84% Oil (14 wells)
Tom Green
7,000' – 9,000'
Central Basin Platform
7,000' – 8,000'
82% Oil (51 wells)
Schleicher
Pecos
5,500' – 7,000'
Val Verde Basin
Crockett
Marathon
Thrust
Ouachita
Belt
Terrell
Average Oil = 82%
Total Data Points = 67 wells

APPROACH RESOURCES

14 Horizontal Wolfcamp Play - 82% of IP is Oil Source: Publicly available regulatory filings, company presentations.

Reagan
Irion
Crockett
Schleicher
Sutton
Pangea West
• 18,000 gross acres
• 2 HZ pilot wells with encouraging results
• 3-D Seismic data acquisition underway
• Targeting HZ pilot well in early 2013
North & Central Pangea
• 90,000 gross acres
• Continuing HZ and V development
• Continuing refining completion designs
• Interpreting newly acquired 3-D seismic data
• Targeting HZ pilot well in early 2013
South Pangea
• 59,000 gross acres
• Continuing completion design improvement
Legend
Vertical Producer
HZ Producer
HZ – Waiting on Completion
HZ – Drilling
HZ – Permit

APPROACH RESOURCES

AREX Wolfcamp Play – Activity Map 15 Note: Acreage as of 9/30/2012.

Daily Production (BOE including NGLs)
1,200
1,100
1,000
900
800
700
600
500
400
300
200
100
0
0
60
120
180
240
300
360
420
480
Time (Days)
Daily Production Data from AREX Horizontal Wells
450 MBoe Type Curve
B Bench Wells
45 A 701H
45 D 905H
45 C 803H
45 B 2401H
45 E 1101H
45 F 2301H
45 F 2302H
45 C 805H
45 C 804H
45 F 2303H
45 F 2304H
45 A 703H
45 B 2403H
45 B 2402H
CT J 1003H
45 C 806H
PW 6507H
A Bench Wells
PW 6601H
PW 6602H
Legend
B Bench well data
A Bench well data
450 MBoe type curve

APPROACH RESOURCES

Horizontal Wolfcamp Type Curve 16

IRR (%)
80
70
60
50
40
30
20
10
0
350
400
450
500
550
Well EUR (MBoe)
$100 / bbl
$90 / bbl
$80 / bbl
$70 / bbl

—

—

APPROACH RESOURCES

Horizontal Wolfcamp Economics

Play Type
Horizontal
Wolfcamp
Avg. EUR 450 MBoe
Targeted Well Cost $5.5 MM
Potential Locations 500
Gross Resource
Potential
225 MMBoe
BTAX IRR SENSITIVITIES
Notes: IP’s based on 24-hr. rates.  Potential locations are based on 1,000-feet spacing between each horizontal well.  Economics assume NYMEX gas strip and NGL price based on 40% of WTI oil price.
• Horizontal drilling improves recoveries and
returns
• Multiple, stacked horizontal targets
• 7,000’+ lateral length
• ~80% of EUR made up of oil and NGLs
• 2 HZ rigs running in Project Pangea / Pangea
West
• Adding 3
rd
HZ rig in January 2013
• Recent Wolfcamp B bench well results in
Project Pangea
• 922 BOEPD IP for U 45 C 806H (93% oil)
• Recent Wolfcamp A bench well result in
Project Pangea
• 689 BOEPD IP for U 45 D 905H (90% oil)

IRR (%)
40
30
20
10
0
100
105
110
115
120
Well EUR (MBoe)
$100 / bbl
$90 / bbl
$80 / bbl
$70 / bbl

IRR (%)
80
70
60
50
40
30
20
10
0
76
86
96
106
Well EUR (MBoe)
$100 / bbl
$90 / bbl
$80 / bbl
$70 / bbl

APPROACH RESOURCES

Clearfork & Wolfcamp (“Wolffork”) Economics

Play Type
Vertical
Wolffork
Avg. EUR 110 MBoe
Targeted Well Cost $1.2 MM
Potential Locations 1,825
Gross Resource
Potential
200+ MMBoe
BTAX IRR SENSITIVITIES
Notes: Vertical Wolffork potential locations based on 20-acre spacing.  Vertical Wolffork recompletion potential locations based on 20 to 40-acre spacing.
Economics assume NYMEX gas strip and NGL price based on 40% of WTI oil price.
Play Type
Vertical Wolffork
Recompletion
Avg. EUR 93 MBoe
Targeted Well Cost $0.75 MM
Potential Locations 190
Gross Resource
Potential
17+ MMBoe
BTAX IRR SENSITIVITIES

AREX Drilling Targets & Resource Potential

PLAY TYPE
Horizontal
Wolfcamp
Vertical
Wolffork
Vertical Wolffork
Recompletion
Vertical Canyon
Wolffork
EUR (MBoe) 450 110 93 193
Targeted well cost ($MM) $5.5 $1.2 $0.75 $1.5
Potential locations 500 1,825 190 440
GROSS RESOURCE
POTENTIAL (MMBoe)
225 200+ 17+ 85
Target Wolfcamp Clearfork,
Wolfcamp
Clearfork, Wolfcamp Canyon, Clearfork,
Wolfcamp
Drilling depth (ft.) 7,000+ (lateral
length)
< 7,500 < 7,500 < 8,500
500+ MMBoe Total Gross Resource Potential
Notes: Potential locations based on 1,000-feet spacing between each horizontal well for Horizontal Wolfcamp, 20-acre spacing for Vertical Wolffork, 20 to 40-
acre spacing for Vertical Wolffork Recompletion and 40-acre spacing for Vertical Canyon Wolffork.

Creating Value Through Growth

• Concentrated geographic footprint in the southern Midland Basin
• Strong growth track record at competitive costs
• Detailed technical evaluation led to discovery of significant growth potential in the Wolfcamp / Wolffork oil shale resource play
• Rigorous pilot program de-risked ~100,000 gross acres
• Capital discipline for Wolfcamp / Wolffork program acceleration

Financial Framework NON-GAAP RECONCILIATIONS

2012 Operating and Financial Guidance

2012 GUIDANCE
2012 Guidance
Production
Total (MBoe) 2,800 - 3,000
Percent Oil & NGLs 65%
Operating costs and expenses ($/per Boe)
Lease operating $ 6.50 – 7.50
Severance and production taxes $ 2.50 – 4.00
Exploration $ 4.00 – 5.00
General and administrative $ 7.00 – 8.00
Depletion, depreciation and amortization $ 18.00 – 22.00
Capital expenditures ($MM) Approximately $295

Hedge Position

CURRENT HEDGE POSITION
Commodity and Time Period Type Volume Price
Crude Oil
2012 Collar 700 Bbls/d $85.00/Bbl - $97.50/Bbl
2012 Collar 500 Bbls/d $90.00/Bbl - $106.10/Bbl
September 2012 – December 2012 Collar 350 Bbls/d $90.00/Bbl - $102.30/Bbl
2013 Collar 650 Bbls/d $90.00/Bbl - $105.80/Bbl
2013 Collar 450 Bbls/d $90.00/Bbl - $101.45/Bbl
2014 Collar 550 Bbls/d $90.00/Bbl - $105.50/Bbl
Natural Gas Liquids
Natural Gasoline – February 2012 – December 2012 Swap 225 Bbls/d $95.55/Bbl
Normal Butane – March 2012 – December 2012 Swap 225 Bbls/d $73.92/Bbl
Natural Gas
2012 Call 230,000 MMBtu/month $6.00/MMBtu
July 2012 – December 2012 Swap 360,000 MMBtu/month $2.70/MMBtu
2013 Swap 200,000 MMBtu/month $3.54/MMBtu
2013 Swap 190,000 MMBtu/month $3.80/MMBtu

Financial Strength

Liquidity (unaudited) is calculated by adding the net funds available under our revolving credit facility and cash and cash equivalents. We use liquidity as an indicator of the Company’s ability to fund development and exploration activities. Liquidity has limitations, and can vary from year to year for the Company and can vary among companies based on what is or is not included in the measurement on a company’s financial statements. Liquidity is provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP
(including the notes), included in our SEC filings and posted on our website. The table below summarizes our liquidity at September 30, 2012.
(in thousands)
Liquidity at
September 30, 2012
Borrowing base $ 270,000
Cash and cash equivalents 841
Long-term debt (47,600)
Unused letters of credit (350)
Liquidity $ 222,891
Long-term debt-to-capital ratio (unaudited) is calculated as of September 30, 2012, and by dividing long-term debt (GAAP) by the sum of total stockholders’
equity (GAAP) and long-term debt (GAAP). We use the long-term debt-to-capital ratio as a measurement of our overall financial leverage. However, this ratio has limitations. This ratio can vary from year-to-year for the Company and can vary among companies based on what is or is not included in the ratio on a company’s financial statements. This ratio is provided in addition to, and not as an alternative for, and should be read in conjunction with, the information contained in our financial statements prepared in accordance with GAAP (including the notes), included in our SEC filings and posted on our website. The table below summarizes our long-term debt-to-capital ratio at September 30, 2012.
(in thousands) September 30, 2012
Long-term debt $ 47,600
Total stockholders’ equity 624,341
671,941
Long-term debt-to-capital 7.1%

Contact Information MEGAN P. HAYS Manager, Investor Relations & Corporate Communications 817.989.9000 x 2108 mhays@approachresources.com www.approachresources.com